EXHIBIT 99.1

2022 Analyst & Investor Day May 19, 2022 watersTM

Caspar Tudor Head of Investor Relations watersTM waters

Cautionary Statements

Waters™

This presentation contains forward-looking statements regarding future results and events, including financial and operational guidance and projected estimates. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" , "project" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance, market growth, success of our products, and customer trends. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company's estimates or views as of any date subsequent to the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please also note that the guidance provided herein with respect to 2022, which was first publicly disclosed on May 3, 2022, is included for reference purposes, only, and has not been updated or reaffirmed as of this or any other date. The Company's actual future results may differ significantly from the results discussed in the forward-looking statements within this presentation for a variety of reasons, including and without limitation, risks related to the effects of the ongoing COVID-19 pandemic on our business, financial condition, results of operations and prospects, including: portions of our global workforce being unable to work fully and/or effectively due to working remotely, illness, quarantines, government actions, facility closures or other reasons related to the pandemic, increased risks of cyber-attacks resulting from our temporary remote working model, disruptions in our manufacturing capabilities or to our supply chain, volatility and uncertainty in global capital markets limiting our ability to access capital, customers being unable to make timely payments for purchases and volatility in demand for our products; foreign exchange rate fluctuations potentially affecting translation of the Company's future non-U.S. operating results; fluctuations in expenditures by the Company's customers, in particular large pharmaceutical companies; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled "Forward-Looking Statements" and "Risk Factors" of the Company's annual report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on February 24, 2022, as updated by the Company's subsequent filings with the SEC, including the Company's Quarterly Reports on Form 10-Q, as well as the Company's 2021 Annual Report.

This presentation contains certain non-GAAP measures, which are provided to assist in an understanding of the Company's business and its performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the GAAP amounts are included in the Appendix to this presentation, available on the Company's website at: https://ir.waters.com/, and in the Company's Form 8-K filings with the SEC.

©2022 Waters Corporation
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Today's Agenda

Waters™



Dr. Udit Batra
President & Chief Executive Officer

Appointed September 2020; previously CEO of life science business of Merck KGaA

B.S. and Ph.D. in Chemical Engineering



Jon Pratt
SVP, Waters Division

Appointed 2019; previously President of Beckman Coulter Life Sciences

B.S. in Chemistry; MBA



Jianqing Bennett
SVP, TA Instruments Division and Clinical Business

Appointed 2021; previously SVP of High Growth Markets, Beckman Coulter Diagnostics

B.S. in Biomed. Eng.; MBA



Amol Chaubal
SVP, Chief Financial Officer

Appointed 2021; previously CFO at Quanterix and CFO of Global Ops, Smith & Nephew

Masters in Chem. Eng.; MBA

Q&A

Panel

#	Session	Time	Duration
1	Waters Value Creation Model	10:00am ET	20 mins
2	Transformation & Growth	10:20am ET	40 mins
3	Delivering Strong, Consistent Results	11:00am ET	20 mins
4	Q&A Session	11:20am ET	40 mins

©2022 Waters Corporation
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watersTM Dr. Udit Batra President & Chief Executive Officer

watersTM Key Messages Attractive and Resilient Base Waters Back on Track Executing Growth Plan ©2022 Waters Corporation 5

Waters at a Glance watersTM $2.8B 2021 Revenue 30.2%1 2021 Operating Margin 7,800+ Employees Worldwide 35+ Countries with Operations Member of Dow jones sustainability indices powered by the s&p global CSA MSCI AAA ESG RATINGS CCC B BBB A AA AAA BIOTECH BREAKTHROUGH Note: https://ir 1. .Operating waters.com/ margin . Source: is adjusted Waters non Corporation -GAAP operating information margin and percentage data . See reconciliation of the non-GAAP measures to the most directly comparable GAAP measures in the Appendix of this presentation and available on the Company’s website at: ©2022 Waters Corporation 6

WatersTM Large and Growing End Markets Pharma PHARMA HSD ◾ Manufacturing biologics and novel volume;    modalities; outsourcing CLINICAL MSD-HSD ◾ Early volume disease of testing detection; Industrial & Applied FOOD & ENVIRONMENT MSD ◾ health; Safe food, population water, and growth environmental MATERIAL S MSD ◾ Battery testing; Sustainable polymers Academic & Government LSD—MSD ◾ Government funding WATERS 2021 REVENUES $2.8B % OF TOTAL 60% 30% 10% TOTAL MARKET = $70 BILLION Note: Growth rates here reflect our internal analysis of historical market trend data, which are subject to future changes. Source: Waters data and estimates, consulting data, industry reports and market research. ©2022 Waters Corporation 7

Leadership Positions Across Whole Portfolio #1 – #3 waterTM Waters Portfolio (select products shown) Chromatography Liquid ArcTM HPLC Acquitytm Premier Spectrometry Mass XevoTM TQ ABSOLUTE selectTM series cyclic ims waters advanced mass spectrometry Instruments TA DISCOVERY HR DISCOVERY TGA Chemistry Precision maxpeakTM premier Service Informatics Enterprise empowerTM waters_connectTM INSTRUMENTS RECURRING REVENUES ©2022 Waters Corporation 8

A Simple and Repeatable Business Model

Waters™


150K+ installed base
5-to-7-year replacement cycle
1
Simplified sophisticated Instruments
2
Informatics designed for regulatory submission
Embedded within Top 50 Pharma Companies
#1 Chromatography Data System
Simple
Compliant
Efficient
For High Volume Applications
Deep understanding of customer unmet needs
R&D = ~9% of revenues[1]
3
Customized Consumables
Innovator in small molecule and biologic separations
Leader in analytical chemistry solutions
4
Services to maximize productivity and utilization
Strong technical expertise
Top-ranked Field Services[2]

Note: 1. Total R&D spending as a percentage of non-service total company revenue FY-21 2. Multiple 'Achievement in Customer Excellence' Awards (Confirmit) for proven excellence and innovation in Customer Experience programs.
Source: Waters data and estimates. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements.

©2022 Waters Corporation 9

Enables Excellent Financials

Waters™

Organic Sales Growth[1]

2-yr CAGR FY20-21



5%
7%
Peer Average
Waters

Operating Margin[2]

FY-21



23%
30%
Peer Average
Waters

ROIC[3]

Avg FY19-21



12%
40%
Peer Average
Waters

Note: 1. Based on calculations comparing Waters' FY20-FY21 2-yr CAGR constant currency organic growth rate with that of peers, based on their publicly reported total performance or analytical instrument segment performance (depending on which is the most relevant comparison to Waters business), excluding COVID-19 impacts. 2. Based on calculations comparing Waters' FY-21 non-GAAP operating margin percentage with that of peers, based on their publicly reported total performance or analytical instrument segment performance (depending on which is the most relevant comparison to Waters' business). 3. Based on calculation comparing Waters' 3-year average ROIC with that of peers, based on their publicly reported total performance. ROIC is Return on Invested Capital, calculated as: 'ROIC = (Non-GAAP EBIT *(1 – t))/invested capital; Invested capital = equity + long term debt. See reconciliations of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and available on the Company's website at: https://ir.waters.com/. Source: FactSet; Company public releases; Waters data, analysis, and estimates

©2022 Waters Corporation

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Key Messages watersTM Attractive and Resilient Base Waters Back on Track Executing Growth Plan ©2022 Waters Corporation 11

Transformation on Track WATERSTM Regained Commercial Momentum Built a Strong Team Growth Plan on Track ©2022 Waters Corporation 12

Specific Commercial Initiatives Market+ Growth Drivers 1 Instrument Replacement 2 Service Attachment 3 Contract Organizations 4 eCommerce Adoption 5 Launch Excellence +~100bps average growth 2022–24 ©2022 Waters Corporation 13

Regained Commercial Momentum watersTM Organic Revenue Growth In Constant Currency 6% 4% Market Growth Range 2017 2018 1% 2019 7% 2020 – 21 (2-yr stacked) 7.5 – 9% FY 2022 Guidance year Note: 2022 Showing guidance, Waters’ as year-over-year communicated growth during our rate 1Q22 from 2017 earnings through call on 2019 May then 3, 2022. two year All growth stacked rates analysis organic for years in constant 2020 and currency. 2021 to See adjust reconciliation for the distorting of the non-GAAP effects of the measures Covid-19 to the pandemic, most directly followed comparable by our current GAAP full- measures included in the Appendix of this presentation and available on the Company’s website at: https://ir.waters.com/. Source: Company public releases, Waters Analysis ©2022 Waters Corporation 14

Continuing Strength Q1 2022 Q1 2022 Waters Constant Currency Revenue Growth: +16% Y/Y watersTM Portfolio Instruments +26% Service +9% Chemistry +8% TA +18% Geography Americas +26% Europe +9% China +17% APAC (ex-China) +12% Customer Pharmaceutical +19% Industrial +17% Academic & Govt. +4% Note: https://ir A .reconciliation waters.com/. of APAC these (ex non -China) -GAAP sales measures growth to as the reported most directly was 5% comparable and China GAAP sales growth measures as reported is included was in 18% the Appendix of this presentation and in the Company’s press release dated May 3, 2022, available on the Company’s website at: ©2022 Waters Corporation 15

New Leadership Capabilities in Place

Waters™


Dr. Udit Batra
CEO
Jon Pratt
Waters Division
Jianqing Bennett
TA Instruments Division & Clinical Business
Dan Welch
Operations
Amol Chaubal
CFO & IT
Dr. Dan Rush
Strategy & Transformation
Kristen Garvey
Communications
Dr. Belinda Hyde
HR
Keeley Aleman
Legal

LOVE FOR SCIENCE

FOCUS ON EXECUTION

EXPERIENCED WITH TRANSFORMATION

©2022 Waters Corporation
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Innovation Contributing Strongly (1/2) WATERSTM ARCTM HPLC AcquityTM PREMIER MAXPEAKTM PREMIER Note: *1Q22 Unit sales of Arc HPLC and Acquity Premier were over 3x 1Q21 levels Launched June 2020 Launched February 2021 Launched October 2020 Demand grew 3x Y/Y* Fastest column launch in Waters history ©2022 Waters Corporation 17

Innovation Contributing Strongly (2/2) watersTM 50% faster analysis time waters_connectTM waters_connect for quantitation efficiency like never before 15x More sensitive 50% reduction in environmental footprint 50% smaller size xevoTM tq absolute Source: spectrometry Waters -systems/xevo TQ Absolute -tqabsolute product specifications .html . For waters versus _connect those published for quantitation, for a competitor’s more details leading at https://www high-performance .waters.com/nextgen/us/en/products/informatics TQ MS system, -and-software/waters_connect-for-quantitative-analysis.html ass-©2022 Waters Corporation 18

Key Messages
Attractive and Resilient Base
Waters Back on Track
Executing Growth Plan
©2022 Waters Corporation

Waters of the Future
Problems That Matter
Teams We Like,
Respect, and Trust
Unique Contribution
©2022 Waters Corporation

Simple Business Model Applied to Problems That Matter Core Pharma QA/QC, Food and Environmental Safety, Clinical Diagnostics, Materials Testing… Bio-separations Bioprocess Characterization Battery Testing Contract Research Contract Manufacturing Evaluation of Problems That Matter 1 UNMET NEEDS 2 PROOF OF CONCEPT ©2022 Waters Corporation

Access to High-Growth Adjacencies

Waters™

			Market Size	Market Growth
	**Bio-separations**	Separating and purifying newer modalities	~$1.2BN	HSD - DD
	**Bioprocess Characterization**	Decoupling the process from the product for manufacturing of large molecules	~$0.5BN	DD+
	**LC-MS in Diagnostics**	An unbiased, multiplexed, multiomic, and ultra-high sensitivity diagnostic solution	~$1.2BN	HSD - DD
	**Battery Testing**	Developing end-to-end testing capabilities to meet evolving safety standards	~$0.8BN	DD
	**Sustainable Polymers**	Enabling the formulation of more sustainable plastics	~$3BN+	HSD
			~$7BN+	DD

Source: IMS/IQVIA Clinical Market Data; M&M Report; Kalorama; BBC Market Report; Waters Corporation information and analysis. Note: data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. Market growth rates estimated from Waters internal estimates, comprised from consulting data, industry reports and market research.

©2022 Waters Corporation

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A Problem Worth Solving
Separating the Process from the Product
©2022 Waters Corporation

Collaborations Accelerate Progress
Sampling
Instruments
Data analytics
©2022 Waters Corporation

Commitment to Leave the World a Better Place
ENVIRONMENTAL Reduce our environmental footprint >50% of direct procurement spend with suppliers with sustainability goals or environmental KPIs* SOCIAL Grow with culture of diversity and inclusion Waters Historically Black Colleges and Universities Scholarship program GOVERNANCE Enhance long-term shareholder value with effective oversight 44% of executive leadership are women; 33% are ethnically diverse * Source: Waters 2021 sustainability report ©2022 Waters Corporation

Key Messages
Attractive and Resilient Base
Waters Back on Track
Executing Growth Plan
©2022 Waters Corporation

Jon Pratt
Senior Vice President, Waters Division

Waters Division: Leader in Attractive Growth Markets
Applying Our Proven Business Model in End Markets with Sustainable Growth Drivers Across High-Volume Applications Pharmaceuticals
Food and Environmental Materials Academic & Government
Manufacturing QA/QC
Late-stage drug development
Contract organization services
Food safety and and environmental testing Material and performance processing
©2022 Waters Corporation 28

Market-Leading Portfolio with #1—#3 positions
Waters Portfolio
Chromatography Liquid
Spectrometry Mass
Chemistry Precision
Service
Informatics Enterprise
Routine testing Robust methods analytical Sample further analysis preparation    for resolution Speed, sensitivity, and
regulation Quantitative -driven testing    in segments ‘Omics characterization Precise mass detection
LC Preparation columns and Sample Small emerging molecules modalities & High surfaces performance Specificity, Consistency Reliability,
Maintain performance peak application Address scientific challenges Knowledge responsiveness and
Regulatory requirements Accelerate workflows scientific Data prevention, analysis, insights error ©2022 Waters Corporation 29

Driving Sustainable Growth Execution Journey and Impact Portfolio Innovation Solving Problems That Matter in High-Growth Adjacencies ©2022 Waters Corporation 30

Traction on the Execution Journey
Alignment Waters Division (R&D, Product Management, Commercial Org) Prioritization and accountability in product development Product value proposition to address customer needs strengthened ©2022 Waters Corporation 31

Results Encouraging Q1 2022 Constant Currency Growth Americas +26% Europe +9% +17% APAC +12% (ex-China) Talent Commercial Execution Faster-growing Segments Note: in the Sales Company’s growth press rates release above are dated in constant May 3, 2022, currency. available Sales on growth the Company’s rates above website are in at: constant https://ir. currency. waters. com/. A reconciliation APAC (ex-China) of these sales non-GAAP growth measures as reported to the was most 5% and directly China comparable sales growth GAAP as reported measures was is included 18%. . in the Appendix of this presentation and in the Company’s press release dated May 3, 2022, available on the Company’s website at: https://ir.waters.com/. APAC (ex-China) sales growth as reported was 5% and China sales growth as reported was 18%. ©2022 Waters Corporation 32

Execution Initiatives Fueling 'Quality' of the Growth

Waters™

Market+ Growth Drivers	Operational Steps Taken	2022 Est. Impact
1 **Instrument Replacement**	▪ New digital sales tools (CRM) ▪ Performance management and KPIs	**$40M+** Est. 2022 Contribution
2 **Service Attachment**	▪ Inside sales team ▪ POS quoting	**+100bps** vs. 2021
3 **Contract Organizations**	▪ Strong value proposition ▪ Dedicated focus	**+DD** Growth vs. 2021
4 **eCommerce Adoption**	▪ Over 1000 new customers* ▪ Every $5-10, ~$1 incremental	**35%** of chemistry sales
5 **Launch Excellence**	▪ Refreshed, innovative core portfolio ▪ Increased biologics exposure	**$60M+** New Product Contribution from Arc HPLC + Premier

+~100bps average growth 2022–24

Note: 2022 and beyond data are estimates based on internal projections made at the end of 4Q21. All data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. Source: Waters data, analysis, and estimates * Since when initiative began at beginning of 2020.

©2022 Waters Corporation
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Innovation Supporting Strong Instrument Replacement A compelling upgrade in Core LC for routine, high-volume applications Full LC portfolio upgraded in the last 24 months Improved robustness precision and Full compatibility with established workflows need to revalidate so no existing methods $60M+ New Product Contribution 2022 EST Arc HPLC + Premier
with Replacement expected, initiative multi-year remains contribution on-track $40M+ Instrument Contribution Replacement 2022 EST
Note: such differences 2022 data are could estimates be material based on internal projections made at the end of 4Q21. All data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material
©2022 Waters Corporation34

Biologics – Increasing Share with Innovation
Large molecule is now ~30% of our pharma sales vs. ~20% in 2018* UPLC custom designed for biologics & novel modality applications Strongest column launch in Waters history 353459-003 Advancing biologics the separation of molecules and complex Eliminates surfaces binding to metal Increased sensitivity benefits e complex .g. mRNA, proteins oligos and practice Eliminates of time column -consuming MAXPEAK PREMIER Launched in 2020 Acouity PREMIER ‘conditioning’ in labs EX Oligonucleotides A M PL E A P P L I C A T I O N : ©2022 Waters Corporation 35

Improving Mass Spectrometry Highly Competitive, Revitalized MS Portfolio Core Mass Spectrometry More Powerful, than any More other Compact, mass spec More in its Cost class Efficient 65X-15X better ion response* Quantitation applications across Pharma, Food & Environmental Improved biopharma performance & oligonucleotide bioanalytical assays New software analytics package launched in conjunction Note: *Full details and technical comparison at: https://www.waters.com/nextgen/us/en/products/mass-spectrometry-systems/xevo-tq-absolute.html ©2022 Waters Corporation 36

Building on Our Strong Informatics Position
Gold Standard of Informatics
End-to-End Compliant Data Solution for Labs
#1 Chromatography Data System Embedded within Top 50 Pharma Companies Robust data processing, storage and reporting for regulated workflows Enjoy market visibility and value sharing with connected non-Waters instruments Introducing Value Add Analytics
~80%
of and the EMA molecules for drug submitted approvals to in the 2021 FDA    were done using Empower software1 Empower
Note: 1. Based on a review of the publicly available list of the drugs approved by the FDA and/or EMA in 2021
©2022 Waters Corporation 37

High-Growth Opportunity in Bioprocess Characterization

Waters™

1 UNMET NEEDS

Higher level of process control and better analytics in bioprocessing applications

Speed to Market is Critical for mAbs

Reduction in COGS is Critical for Cell & Gene Therapy

2 PROOF OF CONCEPT EXAMPLES



BioAccord

BioAccord accelerates initial clone cell selection from **6** weeks to <**1** week

BioAccord can characterize Adeno-Associated Virus (AAV) capsid structure, allowing more functional vector selection.

3 POTENTIAL OPPORTUNITY



Manufacturing
Pilot Plant
Benchtop

©2022 Waters Corporation
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Building Key Capabilities for Emerging Therapies

Waters™

Charge Detection Mass Spec (CDMS)

Allows rapid analysis of <u>intact</u> large molecules, including:

- ✓ **Carrier Molecules like Viral Vectors in Cell & Gene Therapy**
- ✓ **Capsid state of Adeno-Associated Viruses**
- ✓ **Complex Protein Assemblies**

New modalities are moving into the therapeutic pipeline but are too heavy to be **measured by *conventional* mass spec**



Small molecules
proteins
nanoparticles
Viral vectors/viruses
10^1
10^3
10^6
10^8
Mass (Da)
Conventional MS
Charge detection MS

CDMS provides a simplified output of a critical quality attribute



Empty
Partial
Full
Intensity
Mass (MDa)

EXAMPLE: ENCAPSIDATION STATE OF AAVs

©2022 Waters Corporation
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Summary Execution New Products New Customers Strong commercial execution with precision and discipline Unified R&D and Commercial Revitalized portfolio (instrument replacement, new applications) Innovation unlocking higher-growth areas Revitalized portfolio (instrument replacement, new applications) Innovation unlocking higher-growth areas

Jianqing Bennett Senior Vice President, TA Instruments Division & Clinical Business

TA Division Serves Material Science Applications Applying Our Proven Business Model… …in End Markets with Sustainable Growth Drivers… Advanced Materials Consumer Staples Life Science Food and Agricultural Science …Across High-Volume Applications Characterizing advanced materials Evaluating shelf stability of APIs processes Formulating for consumer and optimizing staples Battery the value testing chain across

Strong Portfolio with Potential in High-Growth Applications

Waters™

THERMAL TESTING



Example: *Optimize energy density and safety of* ***batteries***

THERMAL ANALYSIS

VISCOSITY & STRESS-STRAIN

Example: *Determine processability of* ***sustainable polymers***



RHEOLOGY

TA

CHARACTERIZE MOLECULAR BINDING



Example: *Protein-to-protein interactions in* ***drug discovery***

MICROCALORIMETRY

MECHANICAL TESTING

Example: *Medical device durability and* ***tissue engineering***



ELECTROFORCE®

©2022 Waters Corporation

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Increasing Exposure to Fast Growing Segments High Growth—Focus Areas Strong Established    Presence DD Batteries & Renewable Energy Advanced Materials Life Sciences Food and Agricultural Science Consumer Staples Energy Storage Electric Vehicles Sustainable Polymers Composites Medical devices Biopharma Food Agricultural products Personal care products Note: internal Growth estimates, rates comprised here reflect from our consulting internal analysis data, industry of historical reports, market and trend market data, research which .are subject to future changes. Please refer to the Company’s Cautionary Statements. Market growth rates estimated from Waters

Leading Testing Capabilities in Batteries Manufacturing OUR INSTRUMENTS SOLVE KEY RESEARCH & TESTING NEEDS ACROSS THE BATTERY VALUE CHAIN Materials Raw Mate End-use Recycling Second life & Thermal Analysis Characterize material degradation and improve battery safety Rheology More uniform electrodes and reduce manufacturing cost Microcalorimetry Improve thermal management for better battery life Battery Production Cell Module/Pack Battery

Transformation in Sales Targeting and Lead Conversion Targeted Digital Marketing Higher-Growth Geographie Effective targeting has increased sales funnel Increase in Sales Conversion New Sales Tools (CRM) & Performance Management (KPIs)

Strong Financial Performance Organic Sales Growth 8% FY20 – 21 (2-yr CAGR) 16% 1Q22 (Year-over-Year) Americas Europe Asia +7% +11% +33% Note: reported Showing . 2022 TA Source: two year Company stacked public analysis releases, for years Waters 2020 Analysis and 2021 to adjust for the distorting effects of the Covid-19 pandemic, followed by our current 1Q22 year over year growth rate. All growth rates as

Waters Has An Established Clinical Business

Waters™

~$200M
Waters 2021 Clinical Revenues



Therapeutic Drug Monitoring



Newborn Screening



Toxicology



Endocrinology

EXAMPLE: NEWBORN SCREENING





Testing small sample size for multiple analytes simultaneously. Fast & cost effective

- Rapid high-throughput analysis in <2 minutes
- Ability to multiplex 36 analytes
- Growing market esp. developing countries

©2022 Waters Corporation
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Why Mass Spectrometry for Clinical Diagnostics? A powerful platform for identifying and quantifying proteins, peptides, metabolites, and lipids in a biological sample. Highly Specific Identification Isolates a single mass with low cross-reactivity Highly Sensitive Detects at parts-per-billion (PPB) level Large Dynamic Range >6 orders of magnitude range increase Rapid and Multiplex High throughput, multiple analytes measured simultaneously multiplexed Great opportunity    for proteomics Dx Advancement therapeutic drugs, in Mass increasing Spec based prevalence proteomic of cancers research, and new chronic    diseases Clinicians early screening want more and precise comprehensive diagnosis genomic and proteomic tests for

Unlocking the Power of Mass Spec for Diagnostics We all know mass spec is a powerful diagnostic tool, but why has widespread adoption not occurred yet? PROBLEMS TO SOLVE Ease of Use MS is complex, requiring highly skilled operators Turn-Around-Time From sample to clinical report can take several hours Robust & Reliable System To support high test volume and minimize disruptions

Waters is Uniquely Positioned for Mass Spec Diagnostics We take complex technology and make it Simple, Robust, & Easy to Use, in high volume applications WATERS KEY VALUE DRIVER: Providing simple, optimized workflows PATH FORWARD Sample Preparation Enrichment & Separation Mass Spec Detection Data Processing & Clinical Reporting Gen 1.0 Gen 2.0 Sample Preparation & Informatics Fit-For-Purpose Mass Spec Solutions Waters Endocrine 12-Steroid Calibrator & QC Set Oncology Chronic Endocrine Diseases

Amol Chaubal Senior Vice President, Chief Financial Officer

Robust Shareholder Value Creation Model Growth Regained Commercial Momentum◾ Market+ Execution◾ High-Growth Adjacencies Margin Expansion Industry-leading margins Broad Margin Expansion Opportunities Funding higher-growth adjacencies Capital Deployment Strong free cash flow and balance sheet flexibility Investing in growth Disciplined capital deployment to drive value creation

Regained Commercial Momentum Organic Revenue Growth In Constant Currency Market Growth Range Note: year 2022 Showing guidance, Waters’ as year communicated -over-year growth during our rate 1Q22 from 2017 earnings through call on 2019 May then 3, 2022 two year . All growth stacked rates analysis organic for years in constant 2020 and currency 2021. to See adjust reconciliation for the distorting of the non effects -GAAP of the measures Covid- 19 to the pandemic, most directly followed comparable by our current GAAP full -measures included in the Appendix of this presentation and available on the Company’s website at: https://ir.waters.com/. Source: Company public releases, Waters Analysis

2021: Commercial Momentum Regained

Waters™

FY 2021 Revenue
$2.8BN

2YR CC CAGR
+7%

CC Growth vs. PYR
+16%



10%
END MARKETS
30%
60%



28%
GEOGRAPHY
39%
33%



35%
PRODUCTS & SERVICES
47%
18%

End Markets	2YR CC CAGR | CC vs. PYR
Pharma	+10% | +19%
Industrial	+6% | +15%
Academic & Government	(6%)

Geography	2YR CC CAGR | CC vs. PYR
Asia	+7% | +19%
Americas	+5% | +16%
Europe	+8% | +14%

Products & Services	2YR CC CAGR | CC vs. PYR
Instruments	+6% | +23%
Chemistry	+9% | +15%
Service	+6% | +9%

Note: A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures for the fiscal year ended December 31, 2022 is included in the Appendix of this presentation and in the Company's press release dated February 1, 2022, available on the Company's website at: https://ir.waters.com/" CAGR for historical periods is not indicative of future period results.

©2022 Waters Corporation
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Strong Start to 2022

Waters™

Revenue Q1 2022 **$691M**	**Instruments** CC Growth vs. PYR **+26%**	**United States** CC Growth vs. PYR **+28%**	EPS Q1 2022 Non-GAAP **$2.80**
Revenue CC Growth vs. PYR **+16%** +13% As Reported	**Recurring Revenue** CC Growth vs. PYR **+9%**	**China** CC Growth vs. PYR **+17%**	Growth vs. PYR **+22%**

CC: Constant Currency
PYR: Prior Year

Note: Q1 2022 data versus comparable time period in the prior year for Q1 2021. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is included in the Appendix of this presentation and in the Company's press release dated May 3, 2022, available on the Company's website at: https://ir.waters.com/" CAGR for historical periods is not indicative of future period results.

©2022 Waters Corporation

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Achieving Market+ Growth 2YR Stacked (2020-21) Organic Revenue Growth in Constant Currency 1Q 2022 Y/Y Organic Revenue Growth in Constant Currency Peer Average 7% 5% 16% 10% performance Not or analytical instrument segment performance (depending on which is the most relevant comparison to Waters business), excluding COVID-19 impacts. A reconciliation of these non-GAAP measures to the most FactSet; directly Company comparable public GAAP releases; measures Waters is data, included analysis, in the and Appendix estimates of this presentation and in the Company’s press release dated May 3, 2022, available on the Company’s website at: https://ir.waters.com/” Source:

Well-Positioned for Future Above-Market Growth in Our Core Market+ Growth Drivers 2022 and Beyond Instrument Replacement Revenue Contribution Service Attachment Plan coverage as % of i-base Contract Organizations Revenue growth eCommerce Adoption % of chemistry sales New product contribution Disciplined, ongoing replacement program +1000 bps further potential in L-T Increased CXO exposure as only two-thirds potential reached Continued progress toward 55% at steady-state Full pipeline of launches across instruments, consumables, and informatics; robust launch process +~100bps average growth 2022–24 Note: differ and 2022 such and differences beyond data could are estimates be material based . Please on refer internal to the projections Company’s made Cautionary at the end Statements of 4Q21. All .Source: data represents Waters data, forward analysis, -looking and statements estimates and are subject to inherent uncertainties that could cause actual results to

Solving Critical Problems in High-Growth Adjacencies

Waters™

			Market Size	Market Growth
	**Bio-separations**	Separating and purifying newer modalities	~$1.2BN	HSD - DD
	**Bioprocess Characterization**	Decoupling the process from the product for manufacturing of large molecules	~$0.5BN	DD+
	**LC-MS in Diagnostics**	An unbiased, multiplexed, multiomic, and ultra-high sensitivity diagnostic solution	~$1.2BN	HSD - DD
	**Battery Testing**	Developing end-to-end testing capabilities to meet evolving safety standards	~$0.8BN	DD
	**Sustainable Polymers**	Enabling the formulation of more sustainable plastics	~$3BN+	HSD
			~$7BN+	DD

Opportunity to Grow Beyond Market+

Source: IMS/IQVIA Clinical Market Data; M&M Report; Kalorama; BBC Market Report; Waters Corporation information and analysis. Note: data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. Market growth rates estimated from Waters internal estimates, comprised from consulting data, industry reports and market research.

©2022 Waters Corporation

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Revenue Growth Outlook + High Growth Adjacencies Market+ Execution Market+ Execution +100 bps +100 bps MARKET+ BEYOND MARKET+ +5-7% Market Growth Market Growth CC Growth +4% to +6% +4% to +6% Near-Term NEAR-TERM (2023) MID-TERM (2024+) MSD End-Market Exposure MSD-HSD End-Market Exposure All Statements. data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary All data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements. ©2022 Waters Corporation 60

Robust Shareholder Value Creation Model Growth Regained Commercial Momentum Market+ Execution High-Growth Adjacencies Margin Expansion Industry-leading margins Broad Margin Expansion Opportunities Funding higher-growth adjacencies Capital Deployment Strong free cash flow and balance sheet flexibility Investing in growth Disciplined capital deployment to drive value creation

Industry-Leading Financial Profile Operating Margin 2021 Adj. OPM 30.2% 22.6% Peer Average Customer Proximity Well-Established Business Model Brand Equity Premium Positioning High-Volume Applications Applications in Regulated Settings Financial Discipline Operating margin is adjusted non-gaap operating margin percentage. Based on calculations comparing Waters’ FY-21 non-gaap operating margin percentage with that of peers, based on their publicly reported total performance or analytical instrument segment performance (depending on which is the most relevant comparison to Waters’ business) See the reconciliation of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and on the Company’s website at: https://ir.waters.com/. Source: FactSet; Company public releases; Waters data, analysis, and estimates.

Broad Set of Margin Expansion Opportunities PRICING§ Historic: +50-75 bps§ 2022: 200bps+ § Recurring revenue growth§ Higher-margin Chemistry & Informatics § MIX Recurring revenue growth§ Higher-margin Chemistry & Informatics VOLUME LEVERAGE
§ Manufacturing & Service Fixed Costs§ SG&A scales slower than Sales Growth § PRODUCTIVITY Operational Excellence in Manufacturing§ Direct & In-Direct Procurement Programs§ Value Engineering§ Service Productivity§ Digitize Waters§ Capability Center Creating Opportunity to Reinvest for Growth AND Deliver Margin Expansion All Statements. data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements.

Margin Expansion Outlook +100bps +20-30bps Net Annual Expansion -70-80bps Beyond NEAR-TERM (2023) MID-TERM (2024+) All Cautionary forecasts Statements and data represents . forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s

Robust Shareholder Value Creation Model Growth Margin Expansion Capital Deployment ◾ Regained Commercial ◾ Industry-leading margins◾ Strong free cash flow and Momentum balance sheet flexibility◾ Broad Margin Expansion ◾ Market+ Execution Opportunities◾ Investing in growth◾ High-Growth Adjacencies◾ Funding higher-growth ◾ Disciplined capital deployment adjacencies to drive value creation

Earnings Leverage Revenue EPS Non-GAAP 5% 5-yr Avg CAGR 2,786 11% $11.20 Operating 30% CAGR 2,167 Margin $6.62 5-yr Avg FCF as 26% % of sales 2016 2021 2016 2021 Note: operations 5-year after average funding operating capital expenditures, margin rate percentage add back stock and 5 compensation -year average tax free benefits cash flow and as exclude % of sales capital are expenditures from periods associated 2017-2021 with and represent major facility non improvements -GAAP numbers . See . Free GAAP Cash to Non Flow—GAAP is calculated reconciliations as cash included from in the Appendix of this presentation and on the Company’s website at ir.waters.com

Industry-Leading Financial Profile

Free Cash Flow (FCF) to Sales

3-yr Average 2019-21



15%
26%
Peer Average
Waters

Return on Invested Capital (ROIC)

3-yr Average 2019-21



12%
40%
Peer Average
Waters

Note: Charts based on calculations comparing Waters 3-year average free cash flow to sales and return on invested capital based on non-GAAP numbers for FY19-21 with that of peers, based on their publicly available total non-GAAP reported data. Free Cash Flow is calculated as cash from operations after funding capital expenditures, add back stock compensation tax benefits and exclude capital expenditures associated with major facility improvements. ROIC is Return on Invested Capital, calculated as: 'ROIC = (Non-GAAP EBIT *(1 – t))/invested capital; Invested capital = equity + long term debt. See GAAP to Non-GAAP reconciliations included in the Appendix of this presentation and on the Company's website. Source: FactSet; Company public releases; Waters data, analysis, and estimates

©2022 Waters Corporation
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Capital Deployment Priorities RETURN GROWTH CAPITAL ◾ Fully fund high-ROI organic growth ◾ Share buybacks to remain primary & margin expansion opportunities means of returning capital◾ Disciplined capital deployment with ◾ Balanced Capital Deployment primary focus on M&A approach◾ Target meaningful acceleration of ◾ Capital deployment mix will vary value creation in attractive, high- by year growth adjacent markets

EPS Growth Outlook HISTORIC PERFORMANCE NEAR-TERM (2023) MID-TERM (2024+) Cautionary Note: All forecasts Statements and .data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s

Exciting Outlook for the Company
1 Energized Team with an Indomitable Spirit
2 Strong Core Serving Increasingly Attractive Markets 3 Simple and Repeatable Business Model
4 Innovation and Commercial Execution Driving Market+ Growth 5 Expanding into High-Growth Adjacencies

Q&A

WatreTM ir.water.com investor_Relations@Waters.com Thank you for your continued interest in Waters

Waters
Appendix
GAAP to Non-GAAP Reconciliations

Non-GAAP Financial Measures
This presentation contains financial measures, such as constant currency growth rate, adjusted operating income, adjusted earnings per diluted share and free cash flow, among others, which are considered “non-GAAP” financial measures under applicable U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this presentation adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Waters Corporation’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Waters Corporation’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this appendix section of the presentation.
Additionally, please refer to the Company’s website or its historical Form 8-K filings with the SEC, for explanations as to why the Company believes that presentation of these non-GAAP financial measures provide useful information to investors.

Reconciliation of GAAP to Adjusted Non-GAAP
Net Sales by Operating Segments, Products & Services, Geography and Markets
Fiscal Years 2021 - 2016
(in thousands)

Waters™

	Fiscal Year 2021	2020	2019	2018	2017	2016	Percent Change 2021 vs. 2020	2020 vs. 2019	2019 vs. 2018	2018 vs. 2017	2017 vs. 2016
NET SALES - OPERATING SEGMENTS											
Waters	$ 2,473,083	$ 2,117,124	$ 2,137,483	$ 2,139,345	$ 2,047,563	$ 1,928,063	17%	(1%)	0%	4%	6%
TA	312,791	248,241	269,113	280,584	261,515	239,360	26%	(8%)	(4%)	7%	9%
Total	$ 2,785,874	$ 2,365,365	$ 2,406,596	$ 2,419,929	$ 2,309,078	$ 2,167,423	18%	(2%)	(1%)	5%	7%
NET SALES - PRODUCTS & SERVICES											
Instruments	$ 1,314,861	$ 1,065,253	$ 1,155,171	$ 1,204,706	$ 1,180,192	$ 1,114,883	23%	(8%)	(4%)	2%	6%
Service	963,804	868,032	839,407	814,936	756,729	707,127	11%	3%	3%	8%	7%
Chemistry	507,209	432,080	412,018	400,287	372,157	345,413	17%	5%	3%	8%	8%
Total Recurring	1,471,013	1,300,112	1,251,425	1,215,223	1,128,886	1,052,540	13%	4%	3%	8%	7%
Total	$ 2,785,874	$ 2,365,365	$ 2,406,596	$ 2,419,929	$ 2,309,078	$ 2,167,423	18%	(2%)	(1%)	5%	7%
NET SALES - GEOGRAPHY											
Asia	$ 1,075,765	$ 899,177	$ 939,112	$ 922,291	$ 862,617	$ 782,984	20%	(4%)	2%	7%	10%
Americas	925,220	797,842	830,241	835,177	809,989	807,182	16%	(4%)	(1%)	3%	0%
Europe	784,889	668,346	637,243	662,461	636,472	577,257	17%	5%	(4%)	4%	10%
Total	$ 2,785,874	$ 2,365,365	$ 2,406,596	$ 2,419,929	$ 2,309,078	$ 2,167,423	18%	(2%)	(1%)	5%	7%
NET SALES - MARKETS											
Pharmaceutical	$ 1,667,061	$ 1,386,966	$ 1,365,275	$ 1,365,731	$ 1,294,668	$ 1,206,316	20%	2%	0%	5%	7%
Industrial	829,204	707,772	719,377	737,144	721,088	690,119	17%	(2%)	(2%)	2%	4%
Academic & Government	289,609	270,627	321,944	317,054	293,322	270,988	7%	(16%)	2%	8%	8%
Total	$ 2,785,874	$ 2,365,365	$ 2,406,596	$ 2,419,929	$ 2,309,078	$ 2,167,423	18%	(2%)	(1%)	5%	7%

	2021 vs. 2020 Currency Impact	2021 vs. 2020 Constant Currency Growth Rate	2020 vs. 2019 Currency Impact	2020 vs. 2019 Constant Currency Growth Rate	2019 vs. 2018 Currency Impact	2019 vs. 2018 Constant Currency Growth Rate	2018 vs. 2017 Currency Impact	2018 vs. 2017 Constant Currency Growth Rate	2017 vs. 2016 Currency Impact	2017 vs. 2016 Constant Currency Growth Rate	2-YR CAGR - 2021 vs. 2019 Reported %	2-YR CAGR - 2021 vs. 2019 Constant Currency %
NET SALES - OPERATING SEGMENTS												
Waters	$ 28,714	15%	$ 12,248	(2%)	$ (34,801)	2%	$ 23,680	3%	$ 11,901	6%	8%	7%
TA	3,622	25%	1,543	(8%)	(2,532)	(3%)	1,831	7%	2,605	8%	8%	7%
Total	$ 32,336	16%	$ 13,791	(2%)	$ (37,333)	1%	$ 25,511	4%	$ 14,506	6%	8%	7%
NET SALES - PRODUCTS & SERVICES												
Instruments	$ 5,698	23%	$ 8,295	(9%)	$ (15,459)	(3%)	$ 10,887	1%	$ 11,458	5%	7%	6%
Service	15,696	9%	2,618	3%	(14,527)	5%	9,631	6%	1,229	7%	7%	6%
Chemistry	10,942	15%	2,878	4%	(7,347)	5%	4,993	6%	1,819	7%	11%	9%
Total Recurring	26,638	11%	5,496	3%	(21,874)	5%	14,624	6%	3,048	7%	8%	7%
Total	$ 32,336	16%	$ 13,791	(2%)	$ (37,333)	1%	$ 25,511	4%	$ 14,506	6%	8%	7%
NET SALES - GEOGRAPHY												
Asia	$ 7,093	19%	$ (5,743)	(4%)	$ (10,107)	3%	$ 5,775	6%	$ (28)	10%	7%	7%
Americas	2,455	16%	80	(4%)	(930)	(0%)	(49)	3%	901	0%	6%	5%
Europe	22,788	14%	19,454	2%	(26,296)	0%	19,785	1%	13,633	8%	11%	8%
Total	$ 32,336	16%	$ 13,791	(2%)	$ (37,333)	1%	$ 25,511	4%	$ 14,506	6%	8%	7%
NET SALES - MARKETS												
Pharmaceutical	$ 15,542	19%	$ 5,871	1%	$ (27,681)	2%	$ 15,340	4%	$ 9,725	7%	11%	10%
Industrial	12,430	15%	7,959	(3%)	(5,448)	(2%)	8,028	1%	(2,255)	5%	7%	6%
Academic & Government	4,364	5%	(39)	(16%)	(4,204)	3%	2,143	7%	7,036	6%	(5%)	(6%)
Total	$ 32,336	16%	$ 13,791	(2%)	$ (37,333)	1%	$ 25,511	4%	$ 14,506	6%	8%	7%

©2022 Waters Corporation 75

Operating Fiscal Years Income Ended Reconciliation December 31, of 2021 GAAP —2017 to Adjusted Non-GAAP (in thousands)
5 Year Operating Income as Percentage of Sales 30% GAAP $821,707 29.5%
Adjustments:
Purchased intangibles amortization7,143 0.3% Restructuring costs and certain other items7,338 0.3% Litigation provision and settlement5,165 0.2%
Adjusted Non-GAAP $841,353 30.2% GAAP $645,489 27.3%
Adjustments:
Purchased intangibles amortization10,587 0.4% Asset Impairment6,945 0.3% Restructuring costs and certain other items35,196 1.5% Litigation provision1,180-
Adjusted Non-GAAP $699,397 29.6% GAAP $708,457 29.4%
Adjustments:
Purchased intangibles amortization9,693 0.4% Restructuring costs and certain other items16,192 0.7%
Adjusted Non-GAAP $734,342 30.5%

Operating Fiscal Years Income Ended Reconciliation December 31, of
2021 GAAP —2017 to Adjusted Non-GAAP (continued) (in thousands)
GAAP $739,774 30.6%
Adjustments:
Purchased intangibles amortization7,712 0.3% Restructuring costs and certain other items2,244 0.1% Litigation settlement(426)-Stock award modification1,014-
Adjusted Non-GAAP $750,318 31.0% GAAP $662,198 28.7%
Adjustments:
Purchased intangibles amortization6,743 0.3% Restructuring costs and certain other items15,993 0.7% Litigation provisions11,114 0.5% Stock award modification4,234 0.2% Acquired in-process research and development5,000 0.2%
Adjusted Non-GAAP $705,282 30.5%

Reconciliation Fiscal Years Ended of Actual December GAAP Cashflow 31, 2021 -to 2017 Non-GAAP Free Cash Flow (in millions)
Net Cashflow from Operating Activities—GAAP $747 $791 $643 $604 $697
Less: Additions to property plant, equipment, and software capitalization $(161) $(173) $(164) $(96) $(85) Add: Major Facility Renovations $49 $70 $68 $11 $ -Add: Tax Reform Payments $38 $38 $29 $54 Other One-Time Unusual Items $2 $—$—$27 $-
Free Cash Flow—Non-GAAP $675 $726 $576 $600 $612
As a Percentage of Sales 24% 31% 24% 25% 27% 3-Year Average As a Percentage of Sales 26% 5-Year Average As a Percentage of Sales 26%

Waters™

Reconciliation of GAAP to Adjusted Non-GAAP Net Sales by Operating Segments, Products & Services, Geography and Markets Q1 2022 vs. Q1 2021

in '000 USD

			2022	2021	% Growth Reported	Currency Impact 2022 vs. 2021	% Growth CC
1st Quarter (Q1)	Operating Segments	Waters	$ 613,156	$ 541,878	13%	$ (15,856)	16%
		TA	$ 77,416	$ 66,667	16%	$ (1,581)	18%
	End Markets	Pharmaceutical	$ 415,772	$ 360,148	15%	$ (11,158)	19%
		Industrial	$ 209,397	$ 183,273	14%	$ (4,153)	17%
		Academic & Government	$ 65,403	$ 65,124	0%	$ (2,126)	4%
	Geography	Asia	$ 254,334	$ 229,542	11%	$ (7,571)	14%
		Americas	$ 248,837	$ 197,357	26%	$ (1)	26%
		Europe	$ 187,401	$ 181,646	3%	$ (9,865)	9%
	Products & Services	Instruments	$ 325,222	$ 263,048	24%	$ (6,288)	26%
		Chemistry	$ 125,618	$ 118,974	6%	$ (2,986)	8%
		Service	$ 239,732	$ 226,523	6%	$ (8,163)	9%
		Total Recurring	$ 365,350	$ 345,497	6%	$ (11,149)	9%
	Total 1st Quarter		**$ 690,572**	**$ 608,545**	**13%**	**$ (17,437)**	**16%**

The Company believes that referring to comparable constant-currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation's net sales. Constant-currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period.

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Earnings Reconciliations Per Diluted of GAAP Share to Adjusted & 2022 Guidance Non-GAAP
Q1 Q1 2022 2021 GAAP $2 .62 $2 .37
Adjustments:
Purchased intangibles amortization (a) $0 .02 $0 .02 Acquired in-process research and development (b) $0 .12 $— Restructuring costs and certain other items (c) $0 .02 $(0.11) Certain income tax items (d) $0 .01 $0 .01
Adjusted Non-GAAP $2 .80 $2 .29
1 Year Growth Rate (2022 vs. 2021) 22%
a) The purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time. b) Acquired in-process research and development was excluded as it relates to the cost of a licensing arrangement for charge detection mass spectrometry that the Company believes is unusual and not indicative of its normal business operations. c) Restructuring costs, mergers and acquisition costs and certain other items were excluded as the Company believes that the cost to consolidate operations, reduce overhead, acquire companies and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company. d) Certain income tax items were excluded as these non-cash expenses and benefits represent updates in management’s assessment of ongoing examinations or other tax items that are not indicative of the Company’s normal or future income tax expense.
Range Range Projected constant-currency sales growth rate* 6.0%—8.0% 7.5%—9.0%
Projected currency impact (4.0%) (4.0%) (3.0%)—(3.0%)
Projected sales growth rate as reported 2.0%—4.0% 4.5%—6.0%
Projected GAAP earnings per diluted share $2 .52—$2 .62 $11.68—$11.88
Adjustments:
Purchased intangibles amortization (a) $0 .02—$0 .02 $0 .08—$0 .08 Acquired in-process research and development (b) $——$— $0 .12—$0 .12 Certain income tax items (d) $0 .01—$0 .01 $0 .02—$0 .02
Projected adjusted non-GAAP earnings per diluted share $2 .55—$2 .65 $11.90—$12.10
* Constant-currency growth rates are a non-GAAP financial measure that measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period. These amounts are estimated at the current foreign currency exchange rates and based on the forecasted geographical sales in local currency, as well as an assessment of market conditions as of today, and may differ significantly from actual results.
These forward-looking adjustment estimates do not reflect future gains and charges that are inherently difficult to predict and estimate due to their unknown timing, effect and/or significance.

Reconciliation Earnings Per Diluted of GAAP Share to Adjusted Non-GAAP
Fiscal Years Ended 2021, 2020, 2019, 2018, 2017, & 2016
GAAP $11.17 $8.36 $8.69 $7.65 $0.25 $6.41
Adjustments:
Purchased intangibles amortization0.090.140.110.080.060.09 Asset Impairment—0.09———-Restructuring costs and certain other items(0.03)0.410.180.020.130.05 Pension expenses / termination——0.020.42—-Litigation provision and settlement(0.07)0.01——0.090.03 Stock award modification———0.010.030.05
Acquired in-process research and development————0.05 -Tax reform——(0.05)0.076.82-Certain income tax items0.040.040.040.050.05-
Adjusted Non-GAAP $11.20 $9.05 $8.99 $8.29 $7.49 $6.62
5-Year CAGR 11%

Waters
ir.waters.com
Investor_Relations@Waters.com